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                                                      Schedule A to Exhibit 10.3
                                                      --------------------------

         The following directors of Park National Corporation ("Park") entered into Split-Dollar Agreements with the subsidiaries of Park identified below which are identical to the Split-Dollar Agreement, dated September 29, 1993, between Dominic C. Fanello and The Richland Trust Company ("Richland Trust") filed as Exhibit 10(g) to Park's Annual Report on Form 10-K for the fiscal year ended December 31, 1993 (File No. 0-18772):

                                     Subsidiary of Park which is a Party to                    Date of Split-Dollar
Name of Director                     Split-Dollar Agreement                                    Agreement
----------------                     ----------------------                                    ---------

Maureen Buchwald                     The First-Knox National Bank of Mount Vernon              May 22, 1998
                                     ("First-Knox National Bank")

James J. Cullers                     First-Knox National Bank                                  May 22, 1998

R. William Geyer                     Century National Bank (formerly Mutual Federal            October 4, 1993
                                     Savings Bank) ("Century National")

Philip H. Jordan, Jr., Ph.D.         First-Knox National Bank                                  May 22, 1998

Howard E. LeFevre                    The Park National Bank ("Park National Bank")             September 7, 1993

Phillip T. Leitnaker                 Park National Bank                                        October 5, 1993

James A. McElroy                     First-Knox National Bank                                  May 22, 1998

John J. O'Neill                      Park National Bank                                        September 2, 1993

J. Gilbert Reese                     Park National Bank                                        September 8, 1993

Rick R. Taylor                       Richand Trust                                             September 29, 1993

John L. Warner                       Park National Bank                                        September 7, 1993